--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 January 7, 1997
                Date of Report (Date of earliest event reported)


                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   Florida
                 (State or Other Jurisdiction of Incorporation)


       0-14671                                           59-2335075
(Commission File Number)                      (IRS Employer Identification No.)

  4400 Congress Avenue
West Palm Beach, Florida                                    33407
(Address of principal executive offices)                  (Zip Code)


                                 (407) 840-1200
               Registrant's Telephone Number, Including Area Code



--------------------------------------------------------------------------------

Item 5.           Other Events.

     On January 7, 1997, Republic Security Financial Corporation (the "Company") entered into a definitive agreement whereby Family Bank, a Florida commercial bank headquartered in Hallandale, Florida, would merge into the Company's wholly owned subsidiary Republic Security Bank, a Florida commercial bank, in a stock-for-stock transaction. The Company has assets of $360 million, loans of $251 million and deposits of $270 million. Family Bank has assets of $248 million, loans of $159 million and deposits of $216 million.

Under the terms of the agreement, which will be accounted for as a tax-free pooling of interests, shareholders of Family Bank will receive 13 shares of the Company's common stock for each share of Family Bank common stock. The Company will issue approximately 7.7 million shares of its common stock for all of the outstanding shares of Family Bank. The Company currently has 7.9 million shares of common stock outstanding and 1.0 million shares of convertible preferred stock outstanding. The agreement provides that, upon closing, five Family Bank directors will join the boards of directors of the Company and Republic Security Bank, each of which currently consists of nine persons. The transaction is subject to shareholder approval of both the Company and Family Bank, receipt of state and federal regulatory approvals and other customary closing conditions. The merger is expected to close in the second quarter of 1997.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

2.1 Agreement and Plan of Merger, as of January 7, 1997, by and among Republic Security Financial Corporation, Republic Security Bank and Family Bank (without schedules).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           REPUBLIC SECURITY FINANCIAL CORPORATION
                                       (Registrant)


Date:  January 9, 1997.                  /s/Richard J. Haskins
                                         -------------------------
                                            Richard J. Haskins,
                                         Executive Vice President

                                  EXHIBIT INDEX

Exhibit Description

     2.1 Agreement and Plan of Merger, as of January 7, 1997, by and among Republic Security Financial Corporation, Republic Security Bank and Family Bank (without schedules).

Exhibit 2.1








                          AGREEMENT AND PLAN OF MERGER


                                  by and among


                    REPUBLIC SECURITY FINANCIAL CORPORATION,


                             REPUBLIC SECURITY BANK


                                       and


                                   FAMILY BANK







                                 January 7, 1997

                                TABLE OF CONTENTS
                                                                          Page

ARTICLE I
THE MERGER
         1.1      Plan of Merger and Merger Agreement.......................1
         1.2      Conversion of Shares......................................2
         1.3      Family Options............................................2
         1.4      The Closing...............................................2
         1.5      Stock Certificates........................................3
         1.6      Shares of Dissenting Holders..............................3

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF FAMILY
         2.1      Corporate Organization....................................4
         2.2      Capitalization; Stock Ownership...........................4
         2.3      Investments; No Subsidiary................................4
         2.4      Authorization and Enforceability; No Violation............4
         2.5      Financial Statements......................................5
         2.6      Loan Portfolio............................................6
         2.7      Deposits..................................................6
         2.8      No Undisclosed Liabilities, Etc...........................7
         2.9      Absence of Certain Changes................................7
         2.10     Real Properties...........................................8
         2.11     Taxes and Fees............................................9
         2.12     Contracts................................................10
         2.13     Litigation...............................................10
         2.14     Compliance with Laws and Regulations.....................11
         2.15     Employment Benefit Plans and Arrangements; Labor Matters.11
         2.16     Accounting Practices.....................................12
         2.17     Minute Books.............................................12
         2.18     Insurance................................................13
         2.19     Agreements with Regulators...............................13
         2.20     Environmental............................................13
         2.21     Community Reinvestment Act...............................13
         2.22     Transactions with Insiders...............................13
         2.23     Fidelity Bond............................................13
         2.24     Proxy Statement..........................................13
         2.25     Brokers..................................................14
         2.26     No Untrue Statements.....................................14
         2.27     Absence of Regulatory Communications.....................14
         2.28     Opinion of Financial Advisor.............................14

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF RSFC AND REPUBLIC
         3.1      Corporate Organization...................................14
         3.2      Authorization and Enforceability; No Violation...........15
         3.3      Capitalization; Stock Ownership..........................15
         3.4      Corporate Organization...................................15
         3.5      Authorization and Enforceability; No Violation...........16
         3.6      SEC Filings..............................................16
         3.7      Registration Statement...................................17
         3.8      Financial Statements.....................................17
         3.9      Loan Portfolio...........................................17
         3.10     Deposits.................................................18
         3.11     No Undisclosed Liabilities, Etc..........................18
         3.12     Absence of Certain Changes...............................18
         3.13     Real Properties..........................................20
         3.14     Taxes and Fees...........................................20
         3.15     Contracts................................................21
         3.16     Litigation...............................................22
         3.17     Compliance with Laws and Regulations.....................22
         3.18     Employment Benefit Plans and Arrangements; Labor Matters.23
         3.19     Accounting Practices.....................................24
         3.20     Minute Books.............................................24
         3.21     Insurance................................................24
         3.22     Agreements with Regulators...............................24
         3.23     Environmental............................................24
         3.24     Community Reinvestment Act...............................25
         3.25     Transactions with Insiders...............................25
         3.26     Fidelity Bond............................................25
         3.27     Brokers..................................................25
         3.28     No Untrue Statements.....................................25
         3.30     Future Plans.............................................26
         3.31     Opinion of Financial Advisor.............................26

ARTICLE IV
COVENANTS OF FAMILY
         4.1      Access, Information and Documents........................26
         4.2      No Other Transactions....................................26
         4.3      Conduct of Business Prior to the Effective Time..........27
         4.4      Negative Covenants.......................................27
         4.5      Current Information......................................29
         4.6      Pursuit of Approvals.....................................29
         4.7      Meeting of Family's Shareholders; Proxy Statement........29
         4.8      Future Financial Statements..............................29

         4.9      Observer at Meetings.....................................29
         4.10     Pooling..................................................30

ARTICLE V
COVENANTS OF RSFC AND REPUBLIC
         5.1      Access, Information and Documents........................30
         5.2      No Other Transactions....................................31
         5.3      Conduct of Business Prior to the Effective Time..........31
         5.4      Pursuit of Approvals.....................................31
         5.5      Registration Statement; Meeting of RSFC's Shareholders...31
         5.6      Boards of Directors Election.............................32
         5.7      Pooling..................................................32
         5.8      Family Employees.........................................32
         5.9      Indemnification..........................................32
         5.10     Future Financial Information.............................34
         5.11     Observer at Meetings.....................................34
         5.12     Dividend Policy..........................................35

ARTICLE VI
CONDITIONS PRECEDENT TO THE
OBLIGATIONS OF RSFC, REPUBLIC AND FAMILY
         6.1      Government Approvals.....................................35
         6.2      Shareholder Approval.....................................35
         6.3      No Litigation............................................35

ARTICLE VII
CONDITION PRECEDENT TO THE OBLIGATIONS OF FAMILY
         7.1      Representations, Warranties and Covenants................36
         7.2      Material Change..........................................36
         7.3      Financial Conditions.....................................36
         7.4      Officers' Certificates...................................36
         7.5      Consents.................................................36
         7.6      Tax Opinion..............................................37
         7.7      Fairness Opinion.........................................37

ARTICLE VIII
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RSFC AND REPUBLIC
         8.1      Representations, Warranties and Covenants................37
         8.2      Material Change..........................................37
         8.3      Financial Conditions.....................................37
         8.4      Demands for Appraisal....................................38
         8.5      Accountants' Comfort Letter..............................38
         8.6      Officers' Certificates...................................38

         8.7      Consents.................................................38
         8.8      Employment Agreements....................................38
         8.9      Tax Opinion..............................................38
         8.10     Family Affiliate Letters.................................38
         8.11     Fairness Opinion.........................................38

ARTICLE IX
TERMINATION, AMENDMENT AND WAIVER
         9.1      Termination by Mutual Consent............................39
         9.2      Termination by Family....................................39
         9.3      Termination by RSFC......................................39
         9.4      Effect of Termination....................................39
         9.5      Alternate Transaction....................................40
         9.6      Extension or Waiver......................................40

ARTICLE X
MISCELLANEOUS
         10.1     Certain Terms............................................40
         10.2     Expenses.................................................41
         10.3     Legal Fees...............................................41
         10.4     Survival.................................................41
         10.5     Entire Agreement; Amendment; Waiver......................41
         10.6     Notices..................................................42
         10.7     Rights Under this Agreement; Nonassignability............43
         10.8     Form of This Agreement...................................43
         10.9     Governing Law............................................43
         10.10    Public Announcements.....................................43
         10.11    Counterparts.............................................43


         Schedules

                          AGREEMENT AND PLAN OF MERGER


                  This Agreement and Plan of Merger (the "Agreement") is made and entered into as of January 7, 1997, by and among REPUBLIC SECURITY FINANCIAL CORPORATION, a Florida corporation ("RSFC"), REPUBLIC SECURITY BANK, a Florida state bank ("Republic"), and FAMILY BANK, a Florida state bank ("Family").

                                    RECITALS

                  WHEREAS, each of the parties desires to provide for the acquisition of Family by RSFC and RSFC's wholly owned subsidiary, Republic, by means of the merger of Family into Republic, for the consideration and upon the terms and conditions set forth herein; and

                  WHEREAS, the Boards of Directors of Family and Republic believe that the acquisition of Family by Republic (the "Merger"), upon the terms and conditions set forth herein, is in the best interest of their respective shareholders and such Boards of Directors have unanimously approved the Merger; and

                  WHEREAS, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and, for accounting purposes, it is intended that the Merger be accounted for as a "pooling of interests";

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are conclusively acknowledged, the parties do represent, warrant, covenant and agree as follows:

                                    ARTICLE I

                                   THE MERGER

                  1.1 Plan of Merger and Merger Agreement. Subject to and in accordance with the terms and conditions of this Agreement and Chapter 658, Florida Statutes, Republic and Family agree to enter into a Plan of Merger and Merger Agreement (the "Plan of Merger") in accordance with the requirements of
Section 658.42, Florida Statutes, and submit the Plan of Merger to the Florida Department of Banking and Finance (the "Department") for approval. Subject to and in accordance with the terms and conditions of this Agreement, at the Closing (hereinafter defined), Republic and Family shall again execute the Plan of Merger, if it differs in any respect from the counterpart thereof theretofore filed with the Department, and shall execute certified copies of the resolutions approving the Plan of Merger by the shareholders of each bank. As soon as practicable after the Closing, the Plan of Merger and certified resolutions shall be delivered to the Department. On the date requested by Republic (the "Effective Time"), as soon as practicable after such delivery to the Department of Banking, Family shall be merged with and into Republic, which shall be the resulting bank in the Merger.

                  1.2 Conversion of Shares. At the Effective Time, each issued and outstanding share of the common stock of Family, par value $5.00 per share ("Family Common Stock"), shall, by virtue of the Merger and without any action by the holder thereof, be converted into 13 (thirteen) shares of the common stock of RSFC, par value $.01 per share ("RSFC Common Stock") (the "Conversion Rate"). At the Effective Time, each issued and outstanding share of the common stock of Republic, par value $5.00 per share, shall remain issued and outstanding and unaffected by the Merger. In the event that prior to the Effective Time, RSFC's Common Stock shall be changed to a different number of shares, or a different class of shares by reason of any recapitalization or reclassification, stock dividend, combination, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number of shares of RSFC Common Stock into which Family Common Stock shall be converted.

                  1.3 Family Options. At the Effective Time, each outstanding option to purchase shares of Family Common Stock listed on Schedule 2.2 hereof ("Family Stock Options") shall be assumed by RSFC. Each Family Stock Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Family Stock Option, the same number of shares of RSFC Common Stock as the holder of such Family Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time, at a price per share equal to (y) the aggregate exercise price for the shares of Family Common Stock otherwise purchasable pursuant to such Family Stock Option divided by (z) 13. RSFC agrees to duly register (by means of Form S-3 or S-8) the shares of RSFC Common Stock issuable upon exercise of such options under the Securities Act of 1933 (the "33 Act") with respect to such shares as soon as practicable after the Effective Time and thereafter maintain the registration effective until all Family Stock Options have been executed or expired. Any Family Stock Option which would terminate as a result of the termination of employment of the holder thereof shall continue in effect through the later of (i) 90 days after the date of such termination of employment or (ii) the one-year anniversary of the Effective Time (but in no event later than the expiration date of the option). RSFC hereby recognizes as duly issued and validly existing each of the Family Stock Options. Notwithstanding Section 10.7 hereof, the holders of Family Stock Options shall be individually entitled to enforce this Section 1.3 against RSFC.

                  1.4 The Closing. The closing of the transactions described herein (the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 5300 First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida, at 10:00 a.m., local time, on such date as the parties shall mutually agree not more than 30 days nor less than ten days after the calendar month end first occurring after the later of (i) the Family shareholders meeting referred to in Section 4.7 hereof, (ii) the RSFC shareholders meeting referred to in Section 5.5 hereof, (iii) the date of the letter of preliminary approval of the Department approving the Merger or (iv) such later date on which all conditions precedent to such Closing contained in Articles VI, VII and VIII hereof have been satisfied or duly waived; or at such other date, time and place as the parties shall agree, but in no event later than September 30, 1997. The term "Closing Date" shall mean the date on which the Closing takes place.

                  1.5 Stock Certificates. At the Effective Time, the stock transfer books of Family shall be closed and there shall be no further registration of transfers of Family Common Stock thereafter. At and after the Effective Time, holders of certificates representing shares of Family Common Stock immediately prior to the Effective Time shall cease to have any rights with respect to Family Common Stock. The sole right of holders of Family Common Stock shall be to receive the RSFC Common Stock to which they are entitled by virtue of the Merger. Immediately after the Effective Time, RSFC agrees to provide Letters of Transmittal and instructions regarding the tender of Family stock certificates for exchange for RSFC stock certificates to each former Family shareholder at the shareholder's address of record on the books of Family. No dividends or other distributions declared or made after the Effective Time with respect to RSFC Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Family Common Stock certificate with respect to the shares of RSFC Common Stock represented thereby until the holder of record of such certificate shall surrender the certificate. Subject to the effect of applicable laws, following surrender of any such certificate, there shall be paid to the holder, without interest, such unpaid dividends or other distributions.

                  1.6 Shares of Dissenting Holders. Notwithstanding anything to the contrary contained in this Agreement, any holder of Family Common Stock with respect to which dissenters' rights are granted by reason of the merger under
Section 658.44, Florida Statutes, and who does not vote in favor of the Merger and who otherwise complies with Section 658.44 ("Family Dissenting Shares") shall not be entitled to receive shares of RSFC Common Stock pursuant to Section
1.2 hereof, unless such holder fails to perfect, effectively withdraws or loses his right to dissent from the Merger under Section 658.44. Such holder shall be entitled to receive only the payment provided for by Section 658.44. If any such holder so fails to perfect, effectively withdraws or loses his dissenters' rights, his Family Dissenting Shares shall thereupon be deemed to have been converted, as of the Effective Time, into the right to receive shares of RSFC Common Stock pursuant to Section 1.2 hereof.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF FAMILY

                  Family hereby represents and warrants to Republic and RSFC as follows:

                  2.1 Corporate Organization. Family is a Florida state bank, duly organized and validly existing under the laws of the State of Florida and in good standing with the State of Florida and the Federal Deposit Insurance Corporation (the "FDIC"). Family has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate its properties and assets as now owned and being operated by it. Family's deposit accounts are duly insured by the FDIC to the maximum extent permitted under applicable law. Family has delivered to RSFC complete and correct copies of Family's Articles of Incorporation and Bylaws, as amended to date, which are in full force and effect on the date hereof. Family is qualified or licensed to do business and is in good standing in each jurisdiction in which it operates.

                  2.2 Capitalization; Stock Ownership. As of the date hereof, the authorized capital stock of Family consists of 1,200,000 shares of common stock, par value $5.00 per share, of which 590,514 shares are issued and outstanding (none of which are held by Family as treasury stock). All of the issued and outstanding shares of Family Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of them were issued in violation of any preemptive or other right. Except as described on
Schedule 2.2, Family is not a party to or bound by any contract, agreement or arrangement to issue, sell or otherwise dispose of or redeem, purchase or otherwise acquire any of its capital stock and there is no outstanding option, warrant or other right to subscribe for or purchase, or contract, agreement or arrangement with respect to, any capital stock of Family or any other security exercisable or convertible into any capital stock of Family, or any stock appreciation rights.

     2.3  Investments;   No  Subsidiary.   Family  does  not  own,  directly  or
indirectly, any shares of capital stock of any corporation or any equity investment in any partnership, association or other business organization.

                  2.4 Authorization and Enforceability; No Violation. The Family Board of Directors has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by a unanimous vote. Subject to approval of the Merger by shareholders of Family owning not less than a majority of the outstanding shares of Family Common
Stock,  this  Agreement  is a legal,  valid  and  binding  obligation  of Family enforceable against Family in accordance with its terms, except as enforceability may be limited by regulatory authorities having jurisdiction or by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court. Except for required regulatory approvals, the execution, delivery and performance of this Agreement do not, and the consummation of the Merger will not, (a) violate or conflict with the Articles of Incorporation or Bylaws of Family, (b) require any third-party consent pursuant to or result in any breach of or default under any provision of any contract or agreement of any kind to which Family is a party or by which it is bound or to which any of its property or asset is subject, (c) result in any breach or violation of, or default under, or any event which with due notice or lapse of time or both would constitute a default under, result in the termination of, or accelerate the performance required by, or require Family to obtain or make any consent, authorization, approval, registration or filing (other than as described in this Agreement), under any statute, law, bylaw, ordinance, regulation, rule, judgment, decree, order, license, waiver, variance or other requirement of any court or agency, board, bureau, body or department of the United States or any state thereof which is applicable to Family or any of the properties or assets of Family, (d) cause any acceleration of maturity of any note, instrument or other obligation to which Family is a party or by which either is bound or with respect to which it is an obligor or guarantor, or (e) result in the creation or imposition of any lien, pledge, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person any interest or right, including any right of termination or cancellation, in or with respect to any of the business, operations, properties, assets, agreements or contracts of Family.

                  2.5 Financial Statements. Family has delivered to RSFC copies of its statements of financial condition as of December 31, 1993, 1994 and 1995, and statements of operations for each of the years then ended, together with supporting schedules and notes thereto (the "Unaudited Annual Statements"), and its statements of financial condition as of September 30, 1996 and statements of operations for the nine-month period then ended (such statements as of and for the period ended September 30, 1996 are hereinafter referred to as the "Interim Statements"). Family agrees to engage Ernst & Young LLP, certified public accountants, to audit such financial statements as of, and for the years ending, December 31, 1994, 1995 and 1996, and to cause Ernst & Young LLP to certify such audited statements on or before March 31, 1997. In the event that such audited statements indicate Net Tangible Equity for Family as of December 31, 1996 to be less than $19,500,000 or the opinion of Ernst & Young, LLP with respect to such financial statements shall be qualified, the parties agree to negotiate an appropriate adjustment to the Conversion Rate; provided, that, if the parties cannot agree as to the amount of such an adjustment within 30 days of the delivery to RSFC of such audited financial statements, RSFC may terminate this Agreement; however, if RSFC shall elect not to so terminate this Agreement, the Conversion Rate shall remain at thirteen shares of RSFC Common Stock for each share of Family Common Stock. All of the aforemen tioned financial statements (and the Future Financial Statements, to be delivered to RSFC in accordance with Section 4.8 hereof) present (or will present) the financial position and results of operations of Family as of the respective dates of such financial statements and for the respective periods then ended in conformity with GAAP, consistently applied throughout the periods involved; except that the Unaudited Annual Statements were not prepared in accordance with GAAP to the extent set forth in the notes to such statements.

    2.6 Loan Portfolio. With respect to each loan owned by Family in whole or in part (each, a "Loan"), except as described on Schedule 2.6 hereto:

                  (a) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor's rights generally, and to general equitable principles;

                  (b) neither Family nor any prior holder of a Loan has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                  (c) Family is the sole holder of legal and beneficial title to each Loan (or Family's applicable participation interest, as applicable);

                  (d) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

                  (e) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property which serves as security for a Loan;

                  (f)  there  is  no  litigation   or   proceeding   pending  or
         threatened, relating to the property which serves as security for a Loan which would have a material adverse effect upon the related Loan;

                  (g) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable and the interest in such Loan of Family created by such participation would not be a part of the insolvency estate of the Loan originator or other third party upon the insolvency thereof; and

                  (h) each Loan secured by a mortgage on residential property (except for construction loans) was originated by a bank, thrift or other HUD-approved lender.

     2.7 Deposits. None of the deposits of Family is a "brokered" deposit or subject to any encumbrance, legal restraint or other legal process.

                  2.8 No Undisclosed Liabilities, Etc. Since September 30, 1996, Family has not incurred or become aware of any liability or obligation (absolute, accrued, contingent or otherwise) of any nature which should properly have been reflected or reserved for in the Interim Statements.

     2.9 Absence of Certain Changes. Since September 30, 1996 (except for the transactions contemplated by this Agreement) through the date of this Agreement, Family has not:

                    (a) had  any  change  in  financial  condition,  properties, business or operations which would have a material adverse effect;

                    (b) suffered any damage, destruction or loss of physical property or assets (whether or not covered by insurance), in the aggregate in excess of $100,000 in value;

                    (c) issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any of its capital stock, except upon exercise of outstanding stock options;

                    (d) incurred or agreed to incur any material indebtedness for borrowed money, other than in the ordinary course of business;

                    (e) made or obligated itself to make any capital expenditure in excess of $100,000 in the aggregate;

                    (f) waived any material right;

                    (g) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any assets, or canceled, or agreed to cancel, any material debts or claims, in each case, other than in the ordinary course of business;

                    (h) mortgaged, pledged or subjected to any charge, lien, claim or encumbrance, or agreed to mortgage, pledge or subject to any charge, lien, claim or encumbrance, any of its material properties or assets, other than in the ordinary course of business;

                    (i) declared, set aside or paid any dividend (whether in cash, property or stock) with respect to any of its capital stock, or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, any of its capital stock;

                    (j) except as disclosed on Schedule  2.9(j),  increased  the compensation or bonuses or special compensation of any kind of any of its directors, officers, employees or agents over the rate being paid to them on September 30, 1996, except for such increases in the ordinary course of business not to exceed 6% of the aggregate payroll as of September 30, 1996, or adopted or increased any benefits under any insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such director, officer, employee or agent;

                    (k) made or permitted  any amendment or  termination  of any material contract, agreement or license to which it is a party, other than in the ordinary course of business;

                    (l) made any material  change in its  accounting  methods or practices with respect to its financial condition, properties, business or operations;

                    (m) repaid any outstanding  loans,  other than repayments in the ordinary course of business;

                    (n) entered into any other material  transaction  not in the ordinary course of business;

                    (o) become aware of the need to make additional specific provisions for reserves for loan losses which would have a material adverse effect on its financial condition, properties, business or operations;

                    (p) hired any new officers, other than in the ordinary course of business, consistent with past practice;

                    (q) entered into any real estate or equipment lease, requiring aggregate rental payments in excess of $100,000;

                    (r) entered into any agreement not  terminable at will by it which requires the payment by it of an aggregate amount in excess of $100,000; or

                    (s) agreed to or otherwise become obligated to do any of the foregoing.

                  2.10 Real Properties. Schedule 2.10 hereto describes all real estate owned or leased by Family, exclusive of "other real estate owned" acquired by Family as a result of foreclosure or "deed in lieu" settlements and held by Family for resale. All such real property, if owned by Family, is owned under good, clear and marketable title, free and clear of all claims, liens, charges, security interests or encumbrances of any nature whatsoever except (i) statutory liens securing payments not yet due, (ii) liens which are incurred in the ordinary course of its business and (iii) such imperfections or irregularities of title, claims, liens, charges, security interests or encumbrances as do not materially impair business operations at such property. Family is the lessee of all leasehold estates described in Schedule 2.10 and is in possession of the properties purported to be leased thereunder and each such lease is valid, without default thereunder by the lessee or, to Family's knowledge, the lessor. True and complete copies of all leases listed in Schedule 2.10 have been delivered by Family to RSFC.

                  2.11 Taxes and Fees. All tax, fee and  information  returns or forms (each a "return") required to have been filed prior to the date of this Agreement by Family with respect to the business, operations, properties, assets or liabilities of Family, including, without limitation, information and other returns for customers and depositors, with any governmental agency, board, bureau, body, department, authority or municipality of the United States, any state thereof, or any other jurisdiction have been duly and timely filed, and each such return in all material respects correctly reflects, as applicable, the income, sales, excise, capital, place of business, franchise, fuel, custom or other tax or fee liability and all other information required to be reported thereon, and all such taxes or fees shown as due on such returns have been paid or accrued other than taxes or fees described on Schedule 2.11 hereto which are being contested and which have not been finally determined. Except as set forth on Schedule 2.11 hereto, there is no issue relating to any such return that, if determined adversely to Family, would result in the assertion of any material deficiency for any tax or fee or interest or penalties in connection therewith, and no facts or circumstances exist as of the date hereof which could give rise to any such issue. The provisions for taxes due by Family in the Interim Statements are sufficient for all unpaid taxes, whether or not disputed, for the period then ended and all prior periods for which tax returns are not yet required to be filed. Except as set forth on Schedule 2.11 hereto, Family has not (a) entered into any agreement, waiver or other arrangement with respect to any extension of time for the filing of any tax return, the payment of any tax, the period during which any tax authorities may assess or reassess any amounts or the running of any statute of limitations, or with respect to any tax issues relating to or which may materially affect its financial condition, properties, business or operations or (b) since September 30, 1996, incurred any tax liability as a result of any transaction relating to its financial condition, properties, business or operations that was not fully reflected or reserved against in the Interim Statements other than tax accruals in the ordinary course of business. The federal income tax returns of Family have never been audited. Except as set forth on Schedule 2.11 hereto, there are no actions, suits, proceedings, investigations or claims now pending or threatened against Family in respect of any material taxes, assessments, fees or any matters under discussion with any governmental authority relating to any material taxes, assessments, or fees, relating to its business, operations, properties, assets or liabilities. Family has collected or withheld from each payment made to any of its current or former customers, depositors, shareholders, officers, creditors, employees and other persons the amount of all material taxes, including but not limited to income taxes and "backup" withholding, required to be collected or withheld therefrom, and, to the extent required, have paid the same to the proper tax or other receiving authority within the time required under any applicable requirements.

     2.12 Contracts. Except as set forth on Schedule 2.12 hereto, Family is not a party to any written or oral:

                    (a)  contract  or   agreement,   other  than   contracts  or
               agreements made in the ordinary course of business, involving more than $100,000;

                    (b) contract or agreement with any  governmental  authority, other than contracts or agreements made in the ordinary course of business;

                    (c) contract or agreement  providing  for the  settlement of any material action, suit, proceeding or investigation involving Family, except in the ordinary course of business;

                    (d) employment or consulting  agreement of any kind with any officer, director, employee or consultant, or any policy, program, agreement or understanding (whether or not in the form of an agreement) obligating Family to pay any amount to any officer or employee on account of severance or termination of employment;

                    (e) contract or  collective  bargaining  agreement  with any labor union or representative of its employees; or

                    (f) contract or agreement which is material to its financial condition, properties, business or operations.

Except as set forth in Schedule 2.12 hereto, each contract or other agreement to which Family is a party is in full force and effect and is valid and enforceable by Family in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and, as to enforceability, to general principles of equity. Neither Family nor any other party is in default in any material respect in the observance or the performance of any term or obligation to be performed by it under any such contract or other agreement. Family has delivered or made available to RSFC true and complete copies of all contracts and agreements referred to in clauses (a) through (f) above.

                  2.13 Litigation. Except as set forth in Schedule 2.13 hereto and except for actions in which Family is the plaintiff where the amount in controversy is less than $100,000, there are no actions, suits, proceedings or investigations before any court or administrative authority in the United States, any state thereof, or any other jurisdiction, of any kind now pending or, to the best of the knowledge of Family, threatened or any facts or circumstances known to Family which could give rise to, any such action, suit, proceeding or investigation, involving Family or any of its businesses, operations, properties, assets or liabilities. There is no arbitration proceeding involving Family which is pending or threatened under any collective bargaining agreement or otherwise. Except as set forth in Schedule 2.13 hereto, neither Family nor any of its properties, assets or liabilities, is subject to any judicial or administrative judgment, order, decree or restraint which adversely affects its business, operations or financial condition.

                  2.14 Compliance with Laws and Regulations. The business and operations of Family have been and are in all material respects conducted in accordance with all applicable laws, rules and regulations (including, without limitation, the Equal Credit Opportunity Act, the Consumer Credit Protection Act, the Truth in Lending Act, the Community Reinvestment Act and the Real Estate Settlement Procedures Act), and Family is not subject to or being threatened with, any material fine, penalty, liability or legal disability to its business as the result of its failure to comply with any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it. Family has filed all reports and maintained all records required to be filed or maintained during the past five fiscal years and the current fiscal year under applicable rules and regulations of the FDIC and the State of Florida. Each such filing contains the information required to be stated therein and such information was true and correct in all material respects as of the time such report was filed.

     2.15 Employment Benefit Plans and Arrangements; Labor Matters.

                  (a) Schedule 2.15 hereto lists all employee benefits plans, contracts, programs or arrangements, including but not limited to pension, profit-sharing, stock option, stock bonus, deferred compensation, supplemental retirement, severance, health care, hospitalization, medical, dental, disability, life insurance and salary continuation, which are currently maintained, contributed to or required to be contributed to by Family or which otherwise cover or provide benefits to any employee or former employee of Family or any beneficiary thereof (collectively, the "Plans"). Family has delivered to RSFC true and complete copies of all of the Plans and all documents relating thereto, including, but not limited to, summary plan descriptions, annual reports (IRS Form 5500 Series), actuarial reports, and accountant or trustee reports, if any, and such reports are accurate in all material respects and there has been no material change in the financial or funding status of any such Plan since the dates of the most recent of such reports. Each Plan has been maintained and administered in all material respects in accordance with its terms and with all applicable laws, including the Employee Retirement Income
         Security Act of 1974, as amended ("ERISA"), and the Code and the regulations promulgated thereunder, and in a manner which will not result in any material charge or assessment against or liability of Family. Except as set forth on Schedule 2.15 hereto, any Plan that is intended to qualify under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and nothing has occurred since the date of such determination that could adversely affect such qualification. The fair market value of the assets of each Plan that is subject to Title IV equals or exceeds the present value of all benefit liabilities (as defined in Title IV of ERISA) under the Plan, with such present value being determined by application of the actuarial methods and assumptions applied by the Plan's enrolled actuary at the most recent annual valuation of the Plan. Family has not engaged in any transaction which may result in imposition on it of any material excise tax under Sections 4971 through 4980, inclusive, of the Code, or otherwise incurred a liability for any excise tax, other than excise taxes which have heretofore been paid or have been accrued, and, in either case are fully reflected in the Interim Statements. There does not exist any accumulated material funding deficiency (within the meaning of Section 302 of ERISA or
         Section 412 of the Code), whether or not waived, with respect to any Plan. There are no circumstances pursuant to which Family could be liable to the Pension Benefit Guaranty Corporation or a multi-employer plan (as defined in Section 3(37) of ERISA) with respect to any plan not listed on Schedule 2.15. Except as set forth in Schedule 2.15 hereto, no Plan provides hospital, medical or health care benefits (other than those mandated by the Consolidated Omnibus Budget Reconciliation Act of 1986) or any life insurance or death benefit protection (other than under a Plan that qualifies under Section 401(a) of the Code) to any retired employees.

                  (b) As of the date hereof, no association of employees has petitioned or applied for labor union certification with respect to all or any part of the business or operations of Family nor is there any organized campaign to obtain any such certification and there have been no negotiations with any labor union or association of employees with respect to any future or amended agreements by Family involving its business or operations and Family has not made or received any offers or proposals with respect thereto.

                  2.16 Accounting Practices. The books, records and accounts maintained by Family accurately and fairly reflect in reasonable detail its businesses, operations, properties, assets and liabilities, and Family maintains internal accounting controls that provide reasonable assurances that transactions are executed only with management's authorization and transactions are recorded as necessary to permit preparation of accurate financial statements and to maintain accountability for its properties and assets.

                  2.17 Minute Books. The minute books of Family are in all material respects complete and accurate records of all meetings and other corporate actions of its shareholders and Board of Directors and Family has made available to RSFC for inspection the originals thereof or delivered true copies thereof.

                  2.18 Insurance. All of the insurance policies in force on the date hereof insuring Family, and its assets, business, employees, officers and directors, are described in Schedule 2.18 hereto. Family has delivered or made available to RSFC true and complete copies of all such policies.

                  2.19 Agreements with Regulators. Family is not a party to any written agreement or memorandum of understanding with, nor a party to any commitment letter or similar undertaking to, nor subject to any order or directive by, nor a recipient of any extraordinary supervisory letter from, the FDIC or the State of Florida which restricts the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management. Family has not been advised by the FDIC or the State of Florida that it is contemplating issuing or requesting any such agreement, memorandum, commitment, understanding, order or supervisory letter.

                  2.20 Environmental. Family is not (i) in violation of any law, regulation, order, permit, license or decree regulating emissions into the environment and the proper disposal of wastes, petroleum products or other materials; or (ii) liable or responsible for any cleanup, fines, liability or expense arising under any environmental law, regulation or order as a result of the disposal of wastes, petroleum products or other materials in or on its property (whether owned or leased or in which either has acquired an interest by way of mortgage or foreclosure) by it, its predecessors in title, or any other person, or in or on any other property, including property no longer owned, leased or used by it. There are no asbestos or petroleum products or any hazardous or waste material of any kind located under, on or in the property (owned or leased) of Family, and such property has never been used for the handling, treatment, storage or disposal of any petroleum products or any hazardous or toxic substances as defined under any applicable state or federal law.

     2.21 Community Reinvestment Act. Except as set forth on Schedule 2.21, Family has complied in all material respects with its obligations under the Community Rein vestment Act.

                  2.22  Transactions  with  Insiders.  Except  as set  forth  on
Schedule 2.22, all of the loans, transactions, agreements and dealings between Family and any "Insider", as defined in Regulation O, comply in all respects with the provisions of Regulation O.

                  2.23 Fidelity Bond. Family has obtained all fidelity bonds that are required by law or regulation or that are reasonably necessary for the protection of Family. All such fidelity bonds are currently in force and Family has no reason to anticipate that the issuers thereof will fail to renew them or plan to revoke and/or cancel them.

     2.24 Proxy Statement. The proxy statement referred to in Section 4.7 hereof will not, with respect to Family, contain any untrue statements of material fact or omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                  2.25 Brokers. Except as described in Schedule 2.25, neither Family nor any director, officer, employer, agent or other representative of Family, has paid or is obligated to pay to any party any finder's fee, brokerage commission, fairness opinion fee or like payment in connection with the transactions contemplated by this Agreement.

                  2.26 No Untrue Statements. No statement by Family contained in this Agreement or any of the Schedules hereto or documents referred to herein contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2.27  Absence  of  Regulatory  Communications.  Family  is not
subject to, or has received during the past three years, any written communication directed specifically to it from any Agency to which it is subject or pursuant to which such Agency has imposed or has indicated it may impose any material restrictions on the operations of it or the business conducted by it or in which such Agency has raised a material question concerning the condition, financial or otherwise, of such company.

     2.28 Opinion of Financial Advisor. Family has been advised by Ryan, Beck & Co. that the consideration to be received in the Merger by the holders of Family Common Stock is fair to such holders from a financial point of view.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF RSFC AND REPUBLIC

                  RSFC and Republic hereby represent and warrant to Family as follows (references to RSFC in this Article III shall be deemed to include Governors Bank Corporation, RSFC's wholly-owned subsidiary, in addition to
RSFC):

                  3.1 Corporate Organization. RSFC is a Florida corporation, duly organized, validly existing and in good standing under the laws of the State of Florida. RSFC has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate its properties and assets as now owned and being operated by it. RSFC is qualified or licensed to do business and is in good standing in each jurisdiction in which it operates. Schedule 3.1 hereto lists all of the direct and indirect subsidiaries of RSFC. All such subsidiaries are Florida corporations, duly organized, validly existing and in good standing under the laws of the State of Florida. RSFC is a bank holding company, duly registered as such and in good standing as such under the Bank Holding Company Act of 1956, as amended.

                  3.2 Authorization and Enforceability; No Violation. RSFC's Board of Directors has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Subject to approval of the Merger by shareholders of RSFC owning not less than a majority of the outstanding shares of RSFC Common Stock, this Agreement is a legal, valid and binding obligation of RSFC, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court. The execution, delivery and performance of this Agreement do not, and the consummation of the Merger will not, (a) violate or conflict with any provision of the Articles of Incorporation or Bylaws of RSFC, (b) require any third party consent pursuant to or result in any breach of or default under any provision of any contract or agreement of any kind to which RSFC is a party or by which RSFC is bound or to which any property or asset of RSFC is subject, or (c) result in any breach or violation of, or default under, or any event which with due notice or lapse of time or both would constitute a default under, result in the termination of, or accelerate the performance required by, or require RSFC to obtain or make any consent, authorization, approval, registration or filing (other than as described in this Agreement), under any statute, law, bylaw, ordinance, regulation, rule, judgment, decree, order, license, waiver, variance or other requirement of any court or agency, board, bureau, body or department of the United States or any state thereof which is applicable to Republic or any of the properties or assets of RSFC.

                  3.3 Capitalization; Stock Ownership. As of the date hereof, the authorized capital stock of RSFC consists of 20,000,000 shares of common stock, par value $.01 per share, of which 7,852,040 shares are issued and outstanding, and 10,000,000 shares of preferred stock, $10.00 stated value per share, of which no shares of Series A, no shares of Series B and 1,035,000 shares of Series C are issued and outstanding. All of the issued and outstanding shares of RSFC Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of them were issued in violation of any preemptive or other right. Except as described on Schedule 3.3, RSFC is not a party to or bound by any contract, agreement or arrangement to issue, sell or otherwise dispose of or redeem, purchase or otherwise acquire any of its capital stock and there is no outstanding option, warrant or other right to subscribe for or purchase, or contract, agreement or arrangement with respect to, any capital stock of RSFC or any other security exercisable or convertible into any capital stock of RSFC, or any stock appreciation rights.

                  3.4 Corporate Organization. Republic is a Florida state bank, duly organized, validly existing and in good standing under the laws of the State of Florida. Republic has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate its properties and assets as now owned and being operated by it. Republic is qualified or licensed to do business and is in good standing in each jurisdiction in which it operates.

                  3.5 Authorization and Enforceability; No Violation. Republic's Board of Directors and shareholder have duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement is a legal, valid and binding obligation of Republic, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court. The execution, delivery and performance of this Agreement do not, and the consummation of the Merger will not, (a) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Republic; (b) require any third party consent pursuant to or result in any breach of or default under any provision of any contract or agreement of any kind to which Republic is a party or by which Republic is bound or to which any property or asset of Republic is subject; (c) result in any breach or violation of, or default under, or any event which with due notice or lapse of time or both would constitute a default under, result in the termination of, or accelerate the performance required by, or require Republic to obtain or make any consent, authorization, approval, registration or filing (other than as described in this Agreement), under any statute, law, bylaw, ordinance, regulation, rule, judgment, decree, order, license, waiver, variance or other requirement of any court or agency, board, bureau, body or department of the United States or any state thereof which is applicable to Republic or any of the properties or assets of Republic; (d) cause any acceleration of maturity of any note, instrument or other obligation to which Republic is a party or by which either is bound or with respect to which it is an obligor or guarantor; or (e) result in the creation or imposition of any lien, pledge, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person any interest or right, including any right of termination or cancellation, in or with respect to any of the business, operations, properties, assets, agreements or contracts of Republic.

                  3.6 SEC Filings. RSFC has heretofore or will deliver to Family, copies of RSFC's: (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1995; (ii) 1995 Annual Report to Shareholders; (iii) Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 1996; and (iv) any reports on Form 8-K filed by RSFC with the SEC since December 31, 1995 and will continue until the Closing to furnish Family with copies of said reports. Since December 31, 1993, RSFC has timely filed all reports and documents required to be filed by RSFC with the SEC under the rules and regulations for the SEC and all such reports and documents have complied in all material respects, as of their respective filing dates and effective dates, as the case may be, with all the applicable requirements of the 1933 Act and the 1934 Act. As of the respective filing and effective dates, none of such reports or registration statements or other documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.7 Registration Statement. At the time the Registration Statement referred to in Section 5.5 hereof becomes effective, the Registration Statement, including the proxy statement constituting a part thereof, will comply in all material respects with the requirements of the 1933 Act or other applicable securities law and the rules and regulations thereunder, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 3.7 shall not apply to statements included in the proxy statement made in reliance upon and in conformity with information furnished to RSFC in writing by Family or any of its representatives, including financial information and statements.

                  3.8 Financial Statements. RSFC has delivered to Family copies of its statements of financial condition as of March 31, 1993, 1994 and 1995, and December 31, 1995, and statements of changes in shareholders' equity, statements of cash flows and statements of operations for each of the years then ended, together with supporting schedules and notes thereto, audited by Ernst & Young LLP, and its unaudited statements of financial condition as of September 30, 1996 and statements of operations for the nine-month period then ended (such statements as of and for the period ended September 30, 1996 are hereinafter referred to as the "RSFC Interim Statements"). All of the aforementioned financial statements are true, correct and complete in all material respects and present the financial position and results of operations of RSFC as of the respective dates of such financial statements and for the respective periods then ended in conformity with GAAP, consistently applied throughout the periods involved; except, with respect to the RSFC Interim Statements, for year-end adjustments. The opinions of Ernst & Young LLP with respect to the audited financial statements are unqualified.

     3.9 Loan Portfolio. With respect to each loan owned by Republic in whole or in part (each, a "Loan"), except as described on Schedule 3.9 hereto:

                    (a) the note and the  related  security  documents  are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor's rights generally, and to general equitable principles;

                    (b) neither Republic nor any prior holder of a Loan has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                    (c) Republic is the sole holder of legal and beneficial title to each Loan (or Republic's applicable participation interest, as applicable);

                    (d) the note and the related security  documents,  copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

                    (e)  there  is  no   pending  or   threatened   condemnation
               proceeding or similar proceeding affecting the property which serves as security for a Loan;

                    (f) there is no litigation or proceeding pending or threatened, relating to the property which serves as security for a Loan which would have a material adverse effect upon the related Loan;

                    (g) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable and the interest in such Loan of Republic created by such participation would not be a part of the insolvency estate of the Loan originator or other third party upon the insolvency thereof; and

                    (h) each Loan secured by a mortgage on residential  property
               (except for construction loans) was originated by a bank, thrift or other HUD-approved lender.

                  3.10 Deposits. Except as described on Schedule 3.10 hereto, none of the deposits of Republic is a "brokered" deposit or subject to any encumbrance, legal restraint or other legal process.

                  3.11 No Undisclosed Liabilities, Etc. Since September 30, 1996, RSFC has not incurred or become aware of any liability or obligation (absolute, accrued, contingent or otherwise) of any nature which should properly have been reflected or reserved for in the RSFC Interim Statements.

     3.12 Absence of Certain Changes. Since September 30, 1996 (except for the transactions contemplated by this Agreement) through the date of this Agreement, RSFC has not:

                    (a) had  any  change  in  financial  condition,  properties, business or operations which would have a material adverse effect;

                    (b) suffered any damage, destruction or loss of physical property or assets (whether or not covered by insurance), in the aggregate in excess of $100,000 in value;

                    (c) issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any of its capital stock, except upon exercise of outstanding stock options;

                    (d) incurred or agreed to incur any material indebtedness for borrowed money, other than in the ordinary course of business;

                    (e) made or obligated itself to make any capital expenditure in excess of $100,000 in the aggregate;

                    (f) waived any material right;

                    (g) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any assets, or canceled, or agreed to cancel, any material debts or claims, in each case, other than in the ordinary course of business;

                    (h) mortgaged, pledged or subjected to any charge, lien, claim or encumbrance, or agreed to mortgage, pledge or subject to any charge, lien, claim or encumbrance, any of its material properties or assets, other than in the ordinary course of business;

                    (i) declared, set aside or paid any dividend (whether in cash, property or stock) with respect to any of its capital stock, other than its regular cash dividends, or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, any of its capital stock;

                    (j) increased the compensation or bonuses or special compensation of any kind of any of its directors, officers, employees or agents over the rate being paid to them on September 30, 1996, except for such increases in the ordinary course of business not to exceed 6% of the aggregate payroll as of September 30, 1996, or adopted or increased any benefits under any insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such director, officer, employee or agent;

                    (k) made or permitted  any amendment or  termination  of any material contract, agreement or license to which it is a party, other than in the ordinary course of business;

                    (l) made any material  change in its  accounting  methods or practices with respect to its financial condition, properties, business or operations;

                    (m) repaid any outstanding  loans,  other than repayments in the ordinary course of business;

                    (n) entered into any other material  transaction  not in the ordinary course of business;

                    (o) become aware of the need to make additional specific provisions for reserves for loan losses which would have a material adverse effect on its financial condition, properties, business or operations;

                    (p) hired any new officers, other than in the ordinary course of business, consistent with past practice;

                    (q) entered into any real estate or equipment lease, requiring aggregate rental payments in excess of $100,000;

                    (r) entered into any agreement not  terminable at will by it which requires the payment by it of an aggregate amount in excess of $100,000; or

                    (s) agreed to or otherwise become obligated to do any of the foregoing.

                  3.13 Real Properties. Schedule 3.13 hereto describes all real estate owned or leased by RSFC or Republic, exclusive of "other real estate owned" acquired by Republic as a result of foreclosure or "deed in lieu" settlements and held by Republic for resale. All such real property, if owned, is owned under good, clear and marketable title, free and clear of all claims, liens, charges, security interests or encumbrances of any nature whatsoever except (i) statutory liens securing payments not yet due, (ii) liens which are incurred in the ordinary course of its business and (iii) such imperfections or irregularities of title, claims, liens, charges, security interests or encumbrances as do not materially impair business operations at such property. RSFC or Republic is the lessee of all leasehold estates described in Schedule
3.13 and is in possession of the properties purported to be leased thereunder and each such lease is valid, without default thereunder by the lessee or, to lessee's knowledge, the lessor. True and complete copies of all leases listed in
Schedule 3.13 have been delivered by RSFC to Family.

                  3.14 Taxes and Fees. All tax, fee and information returns or forms (each a "return") required to have been filed prior to the date of this Agreement by RSFC with respect to the business, operations, properties, assets or liabilities of RSFC, including, without limitation, information and other returns for customers and depositors, with any governmental agency, board, bureau, body, department, authority or municipality of the United States, any state thereof, or any other jurisdiction have been duly and timely filed, and each such return in all material respects correctly reflects, as applicable, the income, sales, excise, capital, place of business, franchise, fuel, custom or other tax or fee liability and all other information required to be reported thereon, and all such taxes or fees shown as due on such returns have been paid or accrued other than taxes or fees described on Schedule 3.14 hereto which are being contested and which have not been finally determined. Except as set forth on Schedule 3.14 hereto, there is no issue relating to any such return that, if determined adversely to RSFC, would result in the assertion of any material deficiency for any tax or fee or interest or penalties in connection therewith, and no facts or circumstances exist as of the date hereof which could give rise to any such issue. The provisions for taxes due by RSFC in the RSFC Interim Statements are sufficient for all unpaid taxes, whether or not disputed, for the period then ended and all prior periods for which tax returns are not yet required to be filed. Except as set forth on
Schedule 3.14 hereto, RSFC has not (a) entered into any agreement, waiver or other arrangement with respect to any extension of time for the filing of any tax return, the payment of any tax, the period during which any tax authorities may assess or reassess any amounts or the running of any statute of limitations, or with respect to any tax issues relating to or which may materially affect its financial condition, properties, business or operations or (b) since September 30, 1996, incurred any tax liability as a result of any transaction relating to its financial condition, properties, business or operations that was not fully reflected or reserved against in the RSFC Interim Statements other than tax accruals in the ordinary course of business. The federal income tax returns of RSFC have never been audited. Except as set forth on Schedule 3.14 hereto, there are no actions, suits, proceedings, investigations or claims now pending or threatened against RSFC in respect of any material taxes, assessments, fees or any matters under discussion with any governmental authority relating to any material taxes, assessments, or fees, relating to its business, operations, properties, assets or liabilities. RSFC has collected or withheld from each payment made to any of its current or former customers, depositors, shareholders, officers, creditors, employees and other persons the amount of all material taxes, including but not limited to income taxes and "backup" withholding, required to be collected or withheld therefrom, and, to the extent required, have paid the same to the proper tax or other receiving authority within the time required under any applicable requirements.

     3.15 Contracts. Except as set forth on Schedule 3.15 hereto, neither RSFC nor Republic is a party to any written or oral:

                    (a)  contract  or   agreement,   other  than   contracts  or
               agreements made in the ordinary course of business, involving more than $100,000;

                    (b) contract or agreement with any  governmental  authority, other than contracts or agreements made in the ordinary course of business;

                    (c) contract or agreement  providing  for the  settlement of any material action, suit, proceeding or investigation involving it, except in the ordinary course of business;

                    (d) employment or consulting  agreement of any kind with any officer, director, employee or consultant, or any policy, program, agreement or understanding (whether or not in the form of an agreement) obligating it to pay any amount to any officer or employee on account of severance or termination of employment;

                    (e) contract or  collective  bargaining  agreement  with any labor union or representative of its employees; or

                    (f) contract or agreement which is material to its financial condition, properties, business or operations.

Except as set forth in Schedule 3.15 hereto, each contract or other agreement to which RSFC or Republic is a party is in full force and effect and is valid and enforceable by it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and, as to enforceability, to general principles of equity. Neither RSFC nor Republic is in default in any material respect in the observance or the performance of any term or obligation to be performed by it under any such contract or other agreement. RSFC has delivered or made available to Family true and complete copies of all contracts and agreements referred to in clauses (a) through (f) above.

                  3.16 Litigation. Except as set forth in Schedule 3.16 hereto and except for actions in which Republic is the plaintiff where the amount in controversy is less than $100,000, there are no actions, suits, proceedings or investigations before any court or administrative authority in the United States, any state thereof, or any other jurisdiction, of any kind now pending or, to the best of the knowledge of RSFC, threatened or any facts or circumstances known to RSFC which could give rise to, any such action, suit, proceeding or investigation, involving RSFC or Republic or any of its businesses, operations, properties, assets or liabilities. There is no arbitration proceeding involving RSFC or Republic which is pending or threatened under any collective bargaining agreement or otherwise. Except as set forth in
Schedule 3.16 hereto, neither RSFC, Republic nor any of their properties, assets or liabilities, is subject to any judicial or administrative judgment, order, decree or restraint which adversely affects its business, operations or financial condition.

                  3.17 Compliance with Laws and Regulations. The business and operations of Republic have been and are in all material respects conducted in accordance with all applicable laws, rules and regulations (including, without limitation, the Equal Credit Opportunity Act, the Consumer Credit Protection Act, the Truth in Lending Act, the Community Reinvestment Act and the Real Estate Settlement Procedures Act), and Republic is not subject to or being threatened with, any material fine, penalty, liability or legal disability to its business as the result of its failure to comply with any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it. Republic has filed all reports and maintained all records required to be filed or maintained during the past five fiscal years and the current fiscal year under applicable rules and regulations of the FDIC and the State of Florida. Each such filing contains the information required to be stated therein and such information was true and correct in all material respects as of the time such report was filed.

     3.18 Employment Benefit Plans and Arrangements; Labor Matters.

                  (a) Schedule 3.18 hereto lists all employee benefits plans, contracts, programs or arrangements, including but not limited to pension, profit-sharing, stock option, stock bonus, deferred compensation, supplemental retirement, severance, health care, hospitalization, medical, dental, disability, life insurance and salary continuation, which are currently maintained, contributed to or required to be contributed to by RSFC or Republic or which otherwise cover or provide benefits to any employee or former employee of RSFC or Republic or any beneficiary thereof (collectively, the "RSFC Plans"). RSFC has delivered to Family true and complete copies of all of the RSFC Plans and all documents relating thereto, including, but not limited to, summary plan descriptions, annual reports (IRS Form 5500 Series), actuarial reports, and accountant or trustee reports, if any, and such reports are accurate in all material respects and there has been no material change in the financial or funding status of any such RSFC Plan since the dates of the most recent of such reports. Each RSFC Plan has been maintained and administered in all material respects in accordance with its terms and with all applicable laws, including ERISA and the Code and the regulations promulgated thereunder, and in a manner which will not result in any material charge or assessment against or liability of RSFC or Republic. Except as set forth on
         Schedule  3.18 hereto,  any RSFC Plan that is intended to qualify under
         Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and nothing has occurred since the date of such determination that could adversely affect such qualification. The fair market value of the assets of each RSFC Plan that is subject to Title IV equals or exceeds the present value of all benefit liabilities (as defined in Title IV of ERISA) under the RSFC Plan, with such present value being determined by application of the actuarial methods and assumptions applied by the Plan's enrolled actuary at the most recent annual valuation of the RSFC Plan. Neither RSFC nor Republic has engaged in any transaction which may result in imposition on it of any material excise tax under Sections 4971 through 4980, inclusive, of the Code, or otherwise incurred a liability for any excise tax, other than excise taxes which have heretofore been paid or have been accrued, and, in either case are fully reflected in the RSFC Interim Statements. There does not exist any accumulated material funding deficiency
         (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, with respect to any RSFC Plan. There are no circumstances pursuant to which RSFC or Republic could be liable to the Pension Benefit Guaranty Corporation or a multi-employer plan (as defined in Section 3(37) of ERISA) with respect to any plan not listed on Schedule 3.18. Except as set forth in Schedule 3.18 hereto, no RSFC Plan provides hospital, medical or health care benefits (other than those mandated by the Consolidated Omnibus Budget Reconciliation Act of 1986) or any life insurance or death benefit protection (other than under an RSFC Plan that qualifies under Section 401(a) of the Code) to any retired employees.

                  (b) As of the date hereof, no association of employees has petitioned or applied for labor union certification with respect to all or any part of the business or operations of Republic nor is there any organized campaign to obtain any such certification and there have been no negotiations with any labor union or association of employees with respect to any future or amended agreements by Republic involving its business or operations and Republic has not made or received any offers or proposals with respect thereto.

                  3.19 Accounting Practices. The books, records and accounts maintained by RSFC and Republic accurately and fairly reflect in reasonable detail its businesses, operations, properties, assets and liabilities, and they maintain internal accounting controls that provide reasonable assurances that transactions are executed only with management's authorization and transactions are recorded as necessary to permit preparation of accurate financial statements and to maintain accountability for its properties and assets.

                  3.20 Minute Books. The minute books of RSFC and Republic are in all material respects complete and accurate records of all meetings and other corporate actions of its shareholders and Board of Directors and RSFC has made available to Family for inspection the originals thereof or delivered true copies thereof.

                  3.21 Insurance. All of the insurance policies in force on the date hereof insuring RSFC or Republic, and their assets, business, employees, officers and directors, are described in Schedule 3.21 hereto. RSFC has delivered or made available to Family true and complete copies of all such policies.

                  3.22 Agreements with Regulators. Republic is not a party to any written agreement or memorandum of understanding with, nor a party to any commitment letter or similar undertaking to, nor subject to any order or directive by, nor a recipient of any extraordinary supervisory letter from, the FDIC or the State of Florida which restricts the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management. Republic has not been advised by the FDIC or the State of Florida that it is contemplating issuing or requesting any such agreement, memorandum, commitment, understanding, order or supervisory letter.

                  3.23 Environmental. Neither RSFC nor Republic is (i) in violation of any law, regulation, order, permit, license or decree regulating emissions into the environment and the proper disposal of wastes, petroleum products or other materials; or (ii) liable or responsible for any cleanup, fines, liability or expense arising under any environmental law, regulation or order as a result of the disposal of wastes, petroleum products or other materials in or on its property (whether owned or leased or in which either has acquired an interest by way of mortgage or foreclosure) by it, its predecessors in title, or any other person, or in or on any other property, including property no longer owned, leased or used by it. There are no asbestos or petroleum products or any hazardous or waste material of any kind located under, on or in the property (owned or leased) of RSFC or Republic, and such property has never been used for the handling, treatment, storage or disposal of any petroleum products or any hazardous or toxic substances as defined under any applicable state or federal law.

     3.24 Community Reinvestment Act. Except as set forth on Schedule 3.24 Republic has complied in all material respects with its obligations under the Community Reinvestment Act.

                  3.25  Transactions  with  Insiders.  Except  as set  forth  on
Schedule 3.25, all of the loans, transactions, agreements and dealings between Republic and any "Insider", as defined in Regulation O, comply in all respects with the provisions of Regulation O.

                  3.26 Fidelity Bond. Republic has obtained all fidelity bonds that are required by law or regulation or that are reasonably necessary for the protection of Republic. All such fidelity bonds are currently in force and Republic has no reason to anticipate that the issuers thereof will fail to renew them or plan to revoke and/or cancel them.

                  3.27 Brokers.  Except as described in Schedule  3.27,  neither
RSFC, Republic nor any director, officer, employer, agent or other representative of RSFC, has paid or is obligated to pay to any party any finder's fee, brokerage commission, fairness opinion fee or like payment in connection with the transactions contemplated by this Agreement.

                  3.28 No Untrue Statements. No statement by RSFC or Republic contained in this Agreement or any of the Schedules hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.29 Absence of Regulatory Communications. Neither RSFC nor Republic is subject to, or has received during the past three years, any written communication directed specifically to it from any Agency to which it is subject or pursuant to which such Agency has imposed or has indicated it may impose any material restrictions on the operations of it or the business conducted by it or in which such Agency has raised a material question concerning the condition, financial or otherwise, of such company.

     3.30 Future Plans. Republic has no present plans to sell or close any branch of Family and agrees not to do so for one year after the Closing Date, absent extraordinary circumstances.

     3.31 Opinion of Financial Advisor. RSFC has been advised by Raymond James & Associates, Inc. that the Merger is fair to the RSFC shareholders from a financial point of view. ARTICLE IV

                               COVENANTS OF FAMILY

                  4.1 Access, Information and Documents. From the date hereof until the Effective Time, Family will give, and will cause its directors, officers, employees, agents and other representatives to give, to RSFC and to its agents and representatives (including, but not limited to, its accountants and counsel) reasonable access to any and all of its properties, assets, books, records and other documents, to enable RSFC to make such audit, examination and investigation of the business, operations, properties, assets, liabilities, books, records and other documents of Family as RSFC may determine, and will furnish, and will cause its directors, officers, employees, agents and other representatives to furnish, to RSFC such information and copies of such documents and records as RSFC shall request, including without limitation files relating to loans originated or purchased, investments, leases, contracts, employment records and benefit plans, minutes of the proceedings of the Board of Directors and any committees thereof, minutes of shareholders' meetings, legal proceedings, examination reports, correspondence with regulatory authorities and correspondence with independent auditors. As part of such examination, RSFC may make such reasonable inquiries of such persons having business or professional relationships with Family as RSFC shall determine, and Family will authorize, and will cause its directors, officers, employees, agents and other repre sentatives to authorize, such persons to respond to each inquiry and to cooperate fully with RSFC in connection therewith. No investigation by RSFC shall affect the representations and warranties made by Family herein or result in any waiver or limitation thereof.

                  RSFC agrees to keep confidential and not to disclose to any persons, except its officers, directors, accountants and legal counsel and as may otherwise be required by law, all confidential information provided to it by Family in connection with the foregoing examination of Family.

                  4.2 No Other Transactions. Except and only to the extent required by fiduciary obligations, neither Family nor any of its directors, executive officers, representa tives, agents or other persons controlled by Family shall, and Family shall not permit its directors and executive officers to, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than RSFC) concerning any merger, sale of substantially all of the assets, sale of shares of capital stock or similar transactions involving Family, other than as required by a court or regulatory agency with jurisdiction over Family.

                  4.3 Conduct of Business Prior to the Effective Time. During the period from the date of this Agreement to the Effective Time, Family shall
(i) maintain its existence and good standing under the laws of its organization, and (ii) conduct its business and engage in transactions only in the ordinary course and consistent with its past prudent banking practices. In addition, Family agrees that from the date hereof to the Effective Time, except as permitted or required by this Agreement, it will not take any action that would result in any of its representations or warranties contained in this Agreement not being true and correct in any material respect at the Effective Time. Family agrees that it shall confer with RSFC upon the request of RSFC and will advise RSFC regarding all significant developments, transactions and proposals relating to its financial condition, properties, business or operations, and will cause its directors, officers, employees, agents and other representatives to disclose to RSFC any and all material changes in, or events which materially affect, its financial condition, properties, business or operations.

                  4.4 Negative Covenants. From the date hereof to the Effective Time, except as permitted or required by this Agreement, Family will not, without the prior consent of RSFC, which consent shall not be unreasonably withheld:

                    (a) change any provision of its Articles of Incorporation or
               Bylaws, or take any other action with respect thereto;

                    (b) change the number of shares of its issued  capital stock
               or  issue  or  grant  any  option,   warrant,  call,  commitment,
               subscription, right to purchase or agreement of any character relating to its authorized or issued capital stock, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or redeem or otherwise acquire any shares of such capital stock, or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for cash dividends consistent with, and in accordance with, past practices;

                    (c) hire any  officer,  except  in the  ordinary  course  of business;

                    (d) grant any severance or termination pay to, or enter into or amend any written severance or employment agreement with, any of its directors, officers or employees or adopt any new employee benefit plan or arrangement of any type;

                    (e) sell or dispose of any assets or incur any  liabilities, in either case in excess of $100,000 in the aggregate, except in the ordinary course of business;

                    (f) make any  capital  expenditure  in excess of $100,000 in the aggregate;

                    (g) file any  applications or make any contract with respect to branching or site location or relocation;

                    (h) make any loan, commitment therefor, or direct investment in or with respect to any one party or related group of parties or issue any letter of credit, or any renewal thereof, in a single or series of transactions in an amount in excess of $250,000;

                    (i) engage in any business  transactions  with its directors or officers other than services provided to Family by directors and officers consistent with past practices;

                    (j) take  any  action,  except  as may be  required  by law, regulation or judicial or regulatory order, which could prevent the Merger;

                    (k) enter into or renew any written employment or consulting agreement or amend or otherwise modify any existing written employment or consulting agreements;

                    (l) increase the compensation or benefits of any of its employees, officers or directors or pay any bonuses, directly or indirectly, to any such persons, except for increases in the ordinary course of business not to exceed 6% of the aggregate payroll as of September 30, 1996;

                    (m) enter into,  amend or renew any real estate lease except in the ordinary course of business;

                    (n) enter into any  agreement  not  terminable at will by it which requires the payment by it of an aggregate amount in excess of $100,000;

                    (o) waive any  material  right  other  than in the  ordinary course of business;

                    (p) incur any material  indebtedness  for money owed,  other than in the ordinary course of business;

                    (q) mortgage,  pledge or subject to any charge,  lien, claim or encumbrance any of its assets other than in the ordinary course of business;

                    (r) make any material  change in its  accounting  methods or practices;

                    (s) amend or modify any employee retirement plans or increase the amount of contributions to such plans; or

                    (t) agree or obligate itself to do any of the foregoing.

                  4.5 Current Information. During the period from the date of this Agreement to the Effective Time, Family shall promptly advise RSFC in writing of any information or fact that would make any representation or warranty or any statement in this Agreement or in the Schedules not true and correct if such information or fact had been known when the representation, warranty or statement was made.

                  4.6 Pursuit of Approvals. Family will use its best efforts to obtain all necessary government approvals and any other regulatory approvals which may be required of Family and to take all other reasonable steps which are or may be necessary to consummate the Merger and will cooperate with RSFC and Republic in the preparation of all applications and regulatory filings and will furnish promptly upon written request all documents, information, financial statements or other materials as may be required in order to complete such applications. RSFC will be provided the opportunity to review and approve in advance all information relating to it which appears in any filing made with, or written material submitted to any third party or governmental body in connection with the transactions contemplated by this Agreement.

                  4.7 Meeting of Family's Shareholders; Proxy Statement. Family will take all steps necessary duly to call, give notice of, convene and hold a meeting of its shareholders, to be held within 45 days of the effectiveness of the Registration Statement, for the purpose of securing the required approval of its shareholders of this Agreement, the Merger and the transactions contemplated hereby. Family will recommend to its shareholders the approval of this Agreement, the Merger and the transactions contemplated hereby and use its best efforts to obtain such approvals. The text of the Family proxy statement with respect to such shareholders meeting shall be prepared by RSFC in connection with the Registration Statement and shall be subject to the prior approval of Family.

                  4.8 Future Financial Statements. Family shall deliver to RSFC, within 20 days after the end of each calendar month from the month of October 1996 through the Closing Date, its unaudited statements of financial condition as of the end of such month and its statements of operations for the period from January 1, 1996 through the month then ended. All of the financial statements hereinabove referred to in this Section 4.8 are hereinafter referred to as the "Future Financial Statements". The Future Financial Statements shall be prepared in accordance with GAAP on a basis consistent with the Interim Statements. The Future Financial Statements so delivered after the date hereof shall be accompanied by a certificate of a duly authorized officer certifying that, to the best of his knowledge, such statements are complete, true and accurate and that they have been prepared in accordance with GAAP, and on a basis consistent with the Interim Statements.

     4.9 Observer at Meetings. Unless prohibited by law, Family agrees to permit the Chairman of the Board and the Executive Vice President of RSFC or their designees to attend, as an observer, all meetings of its shareholders, Board of Directors and committees of the Board of Directors, including loan committees, which may be held from the date hereof through the Effective Time. Family shall provide RSFC with the same notice of all such meetings which is given to shareholders or directors, as the case may be, and with copies of all materials and documents distributed at such meetings. Notwithstanding the foregoing, Family may, in its discretion, exclude RSFC from portions of meetings during which this Agreement or its interpretation, breach, performance and/or enforcement are reviewed. RSFC shall maintain the strict confidentiality of all matters observed at such meetings; provided, however, RSFC may discuss such matters with officers, directors, legal counsel and advisors of RSFC and Republic and may disclose such matters publicly if obligated to do so by law.

     4.10 Pooling. Family agrees that it will not knowingly take any action which would have the effect of jeopardizing the treatment of the Merger as a "pooling of interests."

                                    ARTICLE V

                         COVENANTS OF RSFC AND REPUBLIC

                  5.1 Access, Information and Documents. From the date hereof until the Effective Time, RSFC will give, and will cause its directors, officers, employees, agents and other representatives to give, to Family and to its agents and representatives (including, but not limited to, its accountants and counsel) reasonable access to any and all of its properties, assets, books, records and other documents, to enable Family to make such audit, examination and investigation of the business, operations, properties, assets, liabilities, books, records and other documents of RSFC as Family may determine, and will furnish, and will cause its directors, officers, employees, agents and other representatives to furnish, to Family such information and copies of such documents and records as Family shall request, including without limitation files relating to loans originated or purchased, investments, leases, contracts, employment records and benefit plans, minutes of the proceedings of the Board of Directors and any committees thereof, minutes of shareholders' meetings, legal proceedings, examination reports, correspondence with regulatory authorities and correspondence with independent auditors. As part of such examination, Family may make such reasonable inquiries of such persons having business or professional relationships with RSFC as Family shall determine, and RSFC will authorize, and will cause its directors, officers, employees, agents and other repre sentatives to authorize, such persons to respond to each inquiry and to cooperate fully with Family in connection therewith. No investigation by Family shall affect the representations and warranties made by RSFC herein or result in any waiver or limitation thereof.

                  Family agrees to keep confidential and not to disclose to any persons, except its officers, directors, accountants and legal counsel and as may otherwise be required by law, all confidential information provided to it by RSFC in connection with the foregoing examination of RSFC.

                  5.2 No Other Transactions. Except and only to the extent required by fiduciary obligations, neither RSFC nor any of its directors, executive officers, representatives, agents or other persons controlled by RSFC shall, and RSFC shall not permit its directors and executive officers to, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than Family) concerning any merger or acquisition involving RSFC or Republic, other than mergers or acquisitions in which RSFC, Republic or a subsidiary of either is the surviving corporation (an "Additional Acquisition"), or other than as required by a court or regulatory agency with jurisdiction over RSFC or Republic. Neither RSFC nor Republic shall enter into a definitive agreement to effect an Additional Acquisition without the prior consent of the Board of Directors of Family.

                  5.3 Conduct of Business Prior to the Effective Time. During the period from the date of this Agreement to the Effective Time, RSFC shall (i) maintain its existence and good standing under the laws of its organization, and
(ii) conduct its business and engage in transactions only in the ordinary course and consistent with its past prudent banking practices. In addition, RSFC agrees that from the date hereof to the Effective Time, except as permitted or required by this Agreement, it will not take any action that would result in any of its representations or warranties contained in this Agreement not being true and correct in any material respect at the Effective Time. RSFC agrees that it shall confer with Family upon the request of Family and will advise Family regarding all significant developments, transactions and proposals relating to its financial condition, properties, business or operations, and will cause its directors, officers, employees, agents and other representatives to disclose to Family any and all material changes in, or events which materially affect, its financial condition, properties, business or operations.

                  5.4 Pursuit of Approvals. RSFC and Republic will each use its best efforts to obtain all necessary State of Florida and Federal Reserve Board approvals and any other regulatory approvals which may be required and to do all other things which are or may be necessary to consummate the Merger and will cooperate with Family in the preparation of all applications and will furnish promptly upon written request all documents, information, financial statements or other materials as may be required in order to complete such applications. Family will be provided the opportunity to review and approve in advance all information relating to it which appears in any filing made with, or written material submitted to any third party or governmental body in connection with the transactions contemplated by this Agreement.

                  5.5 Registration Statement; Meeting of RSFC's Shareholders. As soon as practicable after the date hereof, RSFC shall prepare and file with the Securities and Exchange Commission (the "SEC"), and diligently seek effectiveness of, a Registration Statement on Form S-4 ( the "Registration Statement") containing the joint proxy state ment/prospectus with respect to the RSFC and Family shareholders meetings referred to herein and the RSFC Common Stock to be issued upon effectiveness of the Merger. RSFC will take all steps necessary duly to call, give notice of, convene and hold a meeting of its shareholders, to be held within 45 days of the effectiveness of the Registration

Statement, for the purpose of securing the required approval of its shareholders of this Agreement, the Merger and the transactions contemplated hereby. RSFC will recommend to its shareholders the approval of this Agreement, the Merger and the transactions contemplated hereby and use its best efforts to obtain such approvals. The text of the Registration Statement shall be subject to prior reasonable approval of Family. Preparation and filing of the Registration Statement shall be at RSFC's expense, except that Family shall be responsible for the expense of its counsel and accountants. Family shall not be responsible for any other fees or expenses in connection with the Registration Statement, including filing fees. Family shall be responsible for the expense of printing and mailing the proxy statement (contained in the Registration Statement) to Family's shareholders.

     5.6 Boards of Directors Election. Promptly after the Closing, RSFC and Republic agree to cause the persons listed on Schedule 5.6 hereof to be elected to the Boards of Directors of RSFC and Republic.

     5.7 Pooling. RSFC agrees that it will not knowingly take any action which would have the effect of jeopardizing the treatment of the Merger as a "pooling of interests."

                  5.8 Family Employees. All employees of Family shall, at Republic's option, become employees of Republic; and the following employees, if they do not become employees of Republic, shall be entitled to receive from Republic the severance benefits described on Schedule 5.8: Donald Price, Cathy Cordova, Diane Morgan, Dorothy Ellison, Theresa Sanchez, Dapathana Dell, Pat Barnett and Belinda McNab. All employees of Family who become employees of Republic on the Effective Date shall be entitled, to the extent permitted by applicable law, to participate in all benefit plans of Republic to the same extent as Republic's employees, except as stated otherwise in this section. Employees of Family on the Effective Date shall be allowed to participate as of the Effective Date in the medical and dental benefit plans of Republic as new employees of Republic, and the time of employment of such employees who are employed at least 30 hours per week with Family, as of the Effective Date, shall be counted as employment under such dental and medical plans of Republic for purposes of calculating any waiting period and preexisting condition limitations. To the extent permitted by applicable law, the period of service with Family of all employees to become employees of Republic on the Effective Date shall be recognized only for vesting and eligibility purposes under Republic's benefit plans. RSFC's and Republic's current benefit plans are set forth on Section 3.18 hereof.

                  5.9      Indemnification.

                  (a) For a period of six years after the Effective Date, RSFC shall indemnify, defend and hold harmless the present and former directors, officers, employees and agents of Family (each, an "Indemnified Party") against all liabilities arising out of actions or omissions arising out their employment by Family and occurring at or prior to the Effective Date to the full extent permitted under Florida law and by RSFC's Articles of Incorporation and Bylaws as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any litigation; provided that no such indemnification shall be made for actions or omissions which constitute violations of law or fraud, are intentionally taken or omitted in bad faith, or constitute a knowing breach of this Agreement. The provisions of this Section 5.9 shall continue in full force and effect for such six-year period with respect to each such Indemnified Party notwithstanding the Merger or any termination of employment by Family or Republic of any such Party.

                  (b) RSFC shall use its reasonable efforts to maintain Family's existing director's and officers' liability insurance policy (or a policy, including RSFC's existing policy, providing comparable coverage) covering persons who are currently covered by such insurance for a period of three years after the Effective Date on terms no less favorable than those in effect on the date hereof, provided that RSFC shall not be obligated to make annual premium payments in respect of such policy (or coverage replacing such policy) which exceed, for the portion related to Family's directors and officers, 150% of the annual premium payments on Family's current policy in effect as of the date of this Agreement.

                  (c) Any Indemnified Party wishing to claim indemnification under this Section 5.9, upon learning of any such liability or litigation, shall promptly notify RSFC thereof. In the event of any such litigation (whether arising before or after the Effective Date),
         (i) RSFC shall have the right to assume the defense thereof and RSFC shall not be liable to such Indemnified Party for any legal expenses for other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if RSFC elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between RSFC and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and RSFC shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties; provided, however, that RSFC shall be obligated pursuant to this Section 5.9(c) to pay for such additional counsel for Indemnified Parties in any jurisdiction as counsel for RSFC shall determine is necessary under law and professional ethics; (ii) the Indemnified Parties will cooperate in the defense of any such litigation, and (iii) RSFC shall not be liable for any settlement effected without its prior written consent; and provided, further, that RSFC shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

                  (d) If RSFC or any of its successors or assigns shall consolidate with or merge into any other person and shall not be the continuing or surviving person of such consolidation or merger or shall transfer all or substantially all of its assets to any person, then and in each case, proper provision shall be made so that the successors and assigns of RSFC shall assume the obligations set forth in this Section 5.9.

                  (e) In consideration of the indemnification obligations provided by RSFC in this Section 5.9 and as a condition precedent thereto, each director, former director and officer of Family shall have delivered to RSFC on or prior to the date of this Agreement, a letter (in form reasonably satisfactory to RSFC) describing all claims such directors and officers may have against Family. In the letter, the director, former director or officer shall: (a) acknowledge the assumption by RSFC of all liability (to the extent Family would be so liable) for claims for indemnification arising under Section 5.9(a) hereof; (b) affirm that he or she does not have, nor is he or she aware of any other claims he or she might have, against Family; (c) identify any other claims or any facts or circumstances of which he or she is aware that could give rise to a claim for indemnification under Section 5.9(a) hereof; and (d) release as of the Effective Date any and all claims that he or she may have against any Family known to him or her which he or she did not so disclose to RSFC.

                  (f) Family hereby represents and warrants to RSFC and Republic that it has no knowledge of any claim, pending or threatened, or of any facts or circumstances that could give rise to any obligation by RSFC to provide the indemnification required by this Section 5.9.

     5.10 Future Financial Information. RSFC will furnish to Family:

                  (a) as soon as practicable in any event within 45 days after the end of each quarterly period in each fiscal year consolidated statements of operation of RSFC for such period, and a consolidated statement of financial condition of RSFC as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding periods, ending in the preceding fiscal year, subject to changes resulting from year-end adjustments;

                  (b) promptly upon receipt thereof, copies of all audit reports submitted to RSFC by independent auditors in connection with each annual, interim or special audit of the books of RSFC made by such accountants; and

                  (c) as soon as practicable, all of such financial statements and reports as it shall send to its shareholders and of such regular and periodic reports as RSFC may file with the SEC.

                  5.11 Observer at Meetings. Unless prohibited by law, RSFC and Republic agree to permit the Chairman of the Board and the President of Family or their designees to attend, as an observer, all meetings of its shareholders, Board of Directors and committees of the Board of Directors, including loan committees, which may be held from the date hereof through the Effective Time. RSFC and Republic shall provide Family with the same notice of all such meetings which is given to shareholders or directors, as the case may be, and with copies of all materials and documents distributed at such meetings. Notwithstanding the foregoing, RSFC or Republic may, in its discretion, exclude Family from portions of meetings during which this Agreement or its interpretation, breach, performance and/or enforcement are reviewed. Family shall maintain the strict confidentiality of all matters observed at such meetings; provided, however, Family may discuss such matters with officers, directors, legal counsel and advisors of Family and may disclose such matters publicly if obligated to do so by law.

     5.12 Dividend Policy. The Board of Directors of RSFC shall review the dividend policy of RSFC at least annually.

                                   ARTICLE VI

                           CONDITIONS PRECEDENT TO THE
                    OBLIGATIONS OF RSFC, REPUBLIC AND FAMILY

                  The obligations of RSFC, Republic and Family to effect the Merger are subject to the fulfillment of each of the following conditions prior to or at the Effective Time, or waiver thereof by all three parties:

                  6.1 Government Approvals. (a) The receipt of all government approvals required to be received to consummate the Merger, including the SEC ordering effective the Registration Statement, shall have been received, without the imposition of conditions which would, in the reasonable determination of RSFC, (i) have a material adverse effect on the financial condition, properties, business or operations of RSFC or Republic upon completion of the Merger, or
(ii) otherwise impair the value of Family to RSFC; (b) such government approvals shall remain in effect; (c) all applicable statutory waiting or notice periods with respect to such government approvals shall have expired; and (d) all conditions and requirements prescribed by law or by such government approvals shall have been satisfied to the extent required prior to the Effective Time.

     6.2 Shareholder Approval. At the respective shareholders meetings, the Merger shall have received the approval of holders of a majority of the outstanding shares of each of RSFC Common Stock and of Family Common Stock.

                  6.3 No Litigation. No order, judgment or decree shall be outstanding against a party hereto or a third party that would have the effect of preventing consummation of the Merger; no suit, action or other proceeding shall be pending or, to the knowledge of either party hereto, threatened by any governmental body in which it is sought to restrain or prohibit the Merger; and no suit, action or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more of the parties hereto in connection with this Agreement and which RSFC, Republic or

Family determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such suit, action or proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger or to have a material adverse effect on the business or financial condition of such party.

                                   ARTICLE VII

                             CONDITION PRECEDENT TO
                            THE OBLIGATIONS OF FAMILY

                  The obligation of Family to effect the Merger is subject to the fulfillment of the following condition prior to or at the Effective Time, or waiver thereof by Family:

                  7.1 Representations, Warranties and Covenants. The obligations of RSFC or Republic required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects. The representations and warranties of RSFC or Republic contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the Effective Time as though made at and as of the Effective Time, except for those representations and warranties specifically relating to a time or times other than the Effective Time which shall be true and correct in all material respects at such time or times and except for changes permitted by this Agreement with the same force and effect as if made at and as of the Effective Time; provided that "material" for purposes of this Section 7.1 and Section 9.2 hereof shall mean an adverse change or impact on RSFC and Republic, their business, financial condition or prospects, taken as a whole.

     7.2 Material Change. There shall not have occurred a material adverse change in RSFC, its business, financial condition or prospects, taken as a whole, since September 30, 1996.

                  7.3 Financial Conditions. The interim consolidated balance sheet of RSFC for the calendar month end immediately prior to the Closing Date, and as of the Closing Date, shall reflect total assets of not less than
$320,000,000, total deposits of not less than $260,000,000, total loans of not less than $230,000,000, Tangible Equity of not less than $36,000,000, non-performing assets of not more than $6,500,000 and allowance for loan losses of not less than $1,200,000.

                  7.4 Officers' Certificates. RSFC and Republic shall have furnished Family with such certificates of its officers or others and such other documents to evidence the fulfillment of the conditions set forth in this
Article VII as Family may reasonably request.

                  7.5 Consents. RSFC and Republic shall have received all necessary consents to the transactions contemplated herein required by any agreement material to the operation or conduct of business of RSFC or Republic.

                  7.6 Tax Opinion. RSFC shall have received the opinion of Morgan, Lewis & Bockius LLP to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that RSFC, Republic and Family will each be a party to such reorganization within the meaning of Section 368(a) of the Code.

                  7.7 Fairness Opinion. Prior to the date on which the Registration Statement is filed by RSFC with the SEC, Family shall have received in writing the opinion referred to in Section 2.28 hereof and, if sought by Family, an endorsement or confirmation of such opinion by a firm of investment bankers, consultants or accountants (selected by Family) other than Ryan, Beck & Co.

                                  ARTICLE VIII

          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RSFC AND REPUBLIC

                  The obligation of RSFC and Republic to effect the Merger is subject to the fulfillment of each of the following conditions prior to or at the Effective Time, or waiver thereof by RSFC and Republic:

                  8.1 Representations, Warranties and Covenants. The obligations of Family required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects. The representations and warranties of Family contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the Effective Time as though made at and as of the Effective Time, except for those represen tations and warranties specifically relating to a time or times other than the Effective Time which shall be true and correct in all material respects at such time or times and except for changes permitted by this Agreement with the same force and effect as if made at and as of the Effective Time; provided that "material" for purposes of this Section 8.1 and Section 9.3 shall mean an adverse change or impact on Family, its business, financial condition or prospects, taken as a whole.

     8.2 Material Change. There shall not have occurred a material adverse change in Family, its business, financial condition or prospects, taken as a whole, since September 30, 1996.

                  8.3 Financial  Conditions.  The interim  consolidated  balance sheet of Family for the calendar month end immediately prior to the Closing Date, and as of the Closing Date, shall reflect total assets of not less than $225,000,000, total deposits of not less than $200,000,000, total loans of not less than $145,000,000, Tangible Equity of not less than $20,000,000, non-performing assets of not more than $2,000,000 and an allowance for loan losses of not less than $1,300,000.

                  8.4 Demands for Appraisal. The holders of not more than 10% of the outstanding shares of Family Common Stock shall have duly delivered proper demands stating an intention to demand appraisal of and payment for their shares in accordance with Section 658.44, Florida Statutes.

                  8.5 Accountants' Comfort Letter. RSFC and Republic shall have received the letter of Ernst & Young LLP, dated the Closing Date, to the effect that, based on agreed-upon procedures, nothing has come to their attention which would cause them to believe that the total assets, total deposits, total loans, Tangible Equity, classified assets and non-performing assets of Family as of the calendar month ended prior to the Closing Date are not as reported by Family.

                  8.6 Officers' Certificates. Family shall have furnished RSFC and Republic with such certificates of its officers or others and such other documents to evidence the fulfillment of the conditions set forth in this
Article VIII as RSFC and Republic may reasonably request, including certification of the names, addresses and numbers of shares of Family Common Stock held by Family shareholders of record as of the Closing.

                  8.7 Consents. Republic and RSFC shall have received all necessary consents to the transactions contemplated herein required by any agreement material to the operation or conduct of business of Family.

     8.8 Employment Agreements. The Employment Agreements between Republic and each of Carol R. Owen and Bruce Keir, entered into on the date hereof and effective at the Effective Time, shall remain in full force and effect.

                  8.9 Tax Opinion. RSFC shall have received the opinion of Morgan, Lewis & Bockius LLP to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that RSFC, Republic and Family will each be a party to such reorganization within the meaning of Section 368(a) of the Code.

                  8.10 Family Affiliate Letters. RSFC shall have received from each director of Family and any other person which would be an "affiliate" of Family for purposes of Rule 145 under the 33 Act a duly executed letter agreement, in form and substance acceptable to Family and RSFC, with regard to their Rule 145 and "pooling" obligations..

     8.11 Fairness Opinion. Prior to the date on which the Registration Statement is filed by RSFC with the SEC, RSFC shall have received in writing the opinion referred to in Section 3.31 hereof.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

                  9.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (whether before or after approval of the Merger by RSFC's or Family's shareholders) by mutual written consent of RSFC and Family.

                  9.2 Termination by Family. Family may terminate this Agreement by written notice to RSFC, at any time prior to the Effective Time, whether before or after approval by the shareholders of Family, if (a) any event occurs such that a material condition set forth in Articles VI or VII hereof which must be fulfilled before Family is obligated to consummate the Merger cannot be fulfilled (other than by reason of Family's failure to comply with its obligations hereunder) and nonfulfillment is not waived, expressly or by implication, by Family; (b) there shall have been a material default under or a material breach of RSFC or Republic's covenants hereunder; (c) there shall have been a material default under or a material breach of RSFC's or Republic's representations and warranties hereunder; (d) any event occurs which, in the opinion of Ernst & Young LLP, would disqualify the Merger from being treated as a "pooling of interests"; or (e) the shareholders of either Family or RSFC shall fail to approve the Merger at their respective shareholders meetings held to consider the Merger. Family may also terminate this Agreement at any time after September 30, 1997, if all the conditions precedent to its obligations to effect the Merger shall not have been fulfilled by reason other than Family's failure to comply with its obligations hereunder and the Merger shall not have become effective on or prior to such date.

                  9.3 Termination by RSFC. RSFC may terminate this Agreement by written notice to Family at any time prior to the Effective Time, whether before or after approval by the shareholders of Family, if (a) any event occurs such that a condition set forth in Articles VI or VIII hereof which must be fulfilled before RSFC is obligated to consummate the Merger or cannot be fulfilled (other than by reason of RSFC's or Republic's failure to comply with its obligations hereunder) and nonfulfillment is not waived by RSFC; (b) there shall have been a material default under or a material breach of Family's covenants hereunder; (c) there shall have been a material default under or material breach of Family's representations and warranties hereunder; (d) any event occurs which, in the opinion or Ernst & Young LLP, would disqualify the Merger from being treated as a "pooling of interests"; or (e) the shareholders of either Family or RSFC shall fail to approve the Merger at their respective shareholders meetings held to consider the Merger. RSFC may also terminate this Agreement at any time after September 30, 1997, if all the conditions precedent to their obligations to effect the Merger shall not have been fulfilled by reason other than RSFC's or Republic's failure to comply with its obligations hereunder and the Merger shall not have become effective on or prior to such date.

     9.4 Effect of Termination. If this Agreement is terminated, this Agreement, except for this Section 9.4 and Section 9.5, which shall remain in full force and effect, shall no longer be of any force or effect and there shall be no liability hereunder on the part of any party or its respective directors, officers or shareholders; provided that (i) if such termination results from knowing or intentional breaches by Family of any representation, warranty or covenant hereunder, or if RSFC terminates this Agreement pursuant to Section 2.5 hereof, then Family shall pay all of the reasonable fees and expenses incurred by RSFC and Republic in connection with this Agreement, the Merger and the transactions contemplated hereby and (ii) if such termination results from knowing or intentional breaches by RSFC or Republic of any representation or warranty or covenant hereunder, then RSFC and Republic shall pay all of the reasonable fees and expenses of Family in connection with this Agreement, the Merger and the transactions contemplated hereby.

                  9.5 Alternate Transaction. Nothing contained in this Agreement shall be deemed to prohibit any director or officer of Family from fulfilling his or her fiduciary duties to Family shareholders or from taking any action required by law. However, in addition to any payment required by Section 9.4 hereof, in the event that this Agreement is terminated as a result of Family or the holders of at least a majority of the shares of Family Common Stock entering into an agreement with respect to the merger of Family with a party other than Republic or the acquisition of a majority of the outstanding shares of Family Common Stock by any party other than RSFC, or is terminated in anticipation of any such agreement or acquisition, then, in either event, Family shall immediately pay RSFC, by wire transfer, $500,000 in full satisfaction of RSFC's losses and damages resulting from such termination. Family agrees that $500,000 is reasonable under the circumstances, that it would be impossible to exactly determine RSFC's actual damages as a result of such a termination and that RSFC's actual damages resulting from the loss of the transaction are in excess of $500,000.

                  9.6 Extension or Waiver. At any time prior to the Effective Time, whether before or after shareholder approval, either party may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other party hereto contained herein. Any agreement on the part of any party hereto for any such extension or waiver shall only be valid if set forth in a writing signed on behalf of such party.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1     Certain Terms.

                  (a) Unless otherwise defined herein, all accounting terms used herein shall have the meanings ascribed to them under generally accepted accounting principles ("GAAP"), as adjusted by FDIC regulations and practice.

                  (b) "Tangible Equity" shall have the meaning set forth in 12 C.F.R. ss.325.2(s), provided that, in determination of Tangible Equity and the financial conditions set forth in Sections 2.5 and 8.3 hereof. Any amounts expensed for counsel, accountants, financial advisors relating to the transactions contemplated by this Agreement and printing expenses relating to the Registration Statement and proxy statements shall be added back to Tangible Equity for purposes of this Agreement.

                  (c) "Agency" shall mean each of the United States Department of Justice, the Board of the Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, all state regulatory agencies having jurisdiction over the parties, HUD, the VA, the FHA, the GNMA, the FNMA, the FHLMC, and the SEC.

                  (d) "Non-performing assets" shall mean loans in default at least 90 days, Other Real Estate Owned, any other repossessed assets and any other loans off accrual for any reason.

                  (e) "Knowing" shall mean known to any director or executive officer of the company.

                  10.2 Expenses. If the Merger is not consummated, each of the parties will pay all of its own legal, accounting and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement. If the Merger is consummated, RSFC and Republic shall be responsible for any such expenses of Family remaining unpaid.

                  10.3 Legal Fees. In the event of litigation between any of the parties to this Agreement with respect to enforcement of the provisions hereof, the prevailing party in such litigation shall be entitled to recover its legal fees and expenses from the other party to such litigation.

                  10.4 Survival. All representations and warranties contained in this Agreement or in any certificate delivered at Closing shall be extinguished at and shall not survive the Effective Time, except for knowing or intentional breaches of representations and warranties. All covenants, agreements and undertakings required by this Agreement to be performed after the Effective Time shall survive the Effective Time and remain binding obligations.

                  10.5 Entire Agreement; Amendment; Waiver. This Agreement supersedes all previous arrangements or understandings, whether written or oral, and contains the entire agreement of the parties, with respect to the subject matter hereof. This Agreement may be modified, varied or otherwise amended only by a writing executed on behalf of each of the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom enforcement of such waiver is sought. No waiver, course of dealing, delay in acting or other purported waiver by any party of compliance with any provision of this Agreement shall be construed as a continuing waiver, or as a waiver of any subsequent breach, of any such provision or of any rights or remedies with respect thereto.

                  10.6 Notices. Any notice, request, election, or other communication required or permitted to be given by any party under any provision of this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by overnight courier or by facsimile transmission, to the following address, or to such other address as any party shall designate upon written notice to the other party pursuant to this Section 10.6:

                  If to RSFC or Republic:

                                    Republic Security Bank
                                    4400 Congress Avenue
                                    West Palm Beach, Florida  33407
                                    Facsimile No.: 561-881-9225

                                    Attn:   Rudy E. Schupp, President
                                            and Chairman of the Board

                  With a copy to:

                                    John S. Fletcher, Esq.
                                    Morgan, Lewis & Bockius LLP
                                    5300 First Union Financial Center
                                    200 South Biscayne Boulevard
                                    Miami, Florida  33131-2339
                                    Facsimile No.:  305-579-0321

                  If to Family:

                                    Family Bank
                                    1000 East Hallandale Beach Boulevard
                                    Hallandale, Florida  33009
                                    Facsimile No.: 954-458-2338

                                    Attn:   Carol R. Owen,
                                            President

                     With copies to:

                                    Lynn W. Fromberg, Esq.
                                    Fromberg, Fromberg, Lewis & Brecker, P.A.
                                    Suite 505
                                    20801 Biscayne Boulevard
                                    Aventura, Florida  33180
                                    Facsimile No.:  305-936-0101

                                    and

                                    Carlos E. Loumiet, Esq.
                                    Greenberg Traurig
                                    1221 Brickell Avenue
                                    Miami, Florida  33131
                                    Facsimile No.:  305-579-0717

                  10.7 Rights Under this Agreement; Nonassignability. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, but shall not be assignable by any party. Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement, Indemnified Parties and their respective heirs, estates and successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

                  10.8 Form of This Agreement. Captions to the various provisions in this Agreement are for the convenience of the reader only and shall not be construed as affecting the meaning or interpretation of any provision of this Agreement. Terms used in the singular shall be read in the plural, and vice versa, and terms used in the masculine gender shall be read in the feminine or neuter gender, when the context so requires. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

     10.9 Governing Law. This Agreement has been entered into under, and shall be construed and enforced in accordance with, the laws of the State of Florida.

                  10.10 Public Announcements. RSFC and Family shall each approve in advance the substance of and cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby, except as may be otherwise required by law or regulation.

                  10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the several parties hereto on separate counterparts, each of which when so executed shall be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   REPUBLIC SECURITY FINANCIAL CORPORATION

                                   By  /s/ Rudy E. Schupp
                                   Rudy E. Schupp,
                                   President and Chairman of the Board
[SEAL]

ATTEST:

/s/ Richard J. Haskins
Richard J. Haskins,
Assistant Secretary

                                   REPUBLIC SECURITY BANK


                                   By  /s/ Rudy E. Schupp
                                   Rudy E. Schupp,
                                   President and Chairman of the Board
[SEAL]

ATTEST:

/s/ Richard J. Haskins
Richard J. Haskins,
Assistant Secretary

                                   FAMILY BANK


                                   By  /s/ Carol R. Owen
                                   Carol R. Owen,
                                   President
[SEAL]

ATTEST:

/s/ Lynn Fromberg
Lynn Fromberg,
Secretary